Exhibit 10.1
Execution Version
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (this “Agreement”) is dated as of September 23, 2010 by and among Oncothyreon Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively, the “Purchasers”).
RECITALS
          A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.
          B. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 4,242,870 shares of Common Stock and shall be collectively referred to herein as the “Shares”) and (ii) warrants, in substantially the form attached hereto as Exhibit A (the “Warrants”), to acquire up to that number of additional shares of Common Stock equal to seventy-five percent (75%) of the number of Shares purchased by such Purchaser (rounded down to the nearest whole share) (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants collectively are referred to herein as the “Warrant Shares”).
          C. The Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.
          D. The Company has engaged JMP Securities LLC and ROTH Capital Partners, LLC as its exclusive placement agents (the “Placement Agents”) for the offering of the Shares and Warrants on a “best efforts” basis.
          E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares and the Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:
ARTICLE I.
DEFINITIONS
     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:
          “Acquiring Person” has the meaning set forth in Section 4.6.

          “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.
          “Agreement” has the meaning set forth in the Preamble.
          “Board of Directors” means the board of directors of the Company.
          “Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
          “Buy-In” has the meaning set forth in Section 4.1(f).
          “Buy-In Price” has the meaning set forth in Section 4.1(f).
          “Closing” means the closing of the purchase and sale of the Shares and the Warrants pursuant to this Agreement.
          “Closing Bid Price” means, for any security as of any date, (a) the last reported closing bid price per share of Common Stock for such security on the Principal Trading Market, as reported by Bloomberg Financial Markets, or, (b) if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00 P.M., New York City time, as reported by Bloomberg Financial Markets, or (c) if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or (d) if no closing bid price is reported for such security by Bloomberg Financial Markets, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of such security. If the Company and such holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 10 of the Warrants. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.
          “Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.
          “Commission” has the meaning set forth in the Recitals.
          “Common Stock” has the meaning set forth in the Recitals, and also includes any other class of securities into which the Common Stock may hereafter be reclassified or changed into.
          “Common Stock Equivalents” means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.
          “Company” has the meaning set forth in the Preamble.
          “Company Counsel” means Wilson Sonsini Goodrich & Rosati, P.C. with offices located at 701 Fifth Avenue, Suite 5100, Seattle, Washington 98104.
          “Company Deliverables” has the meaning set forth in Section 2.2(a).
          “Company’s Knowledge” means with respect to any statement made to the Company’s Knowledge, that the statement is based upon the actual knowledge of Robert Kirkman, Julie Eastland, Gary Christianson and Shashi Karan.
          “Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
          “Deadline Date” has the meaning set forth in Section 4.1(f).
          “Disclosure Materials” has the meaning set forth in Section 3.1(a).
          “Disclosure Schedules” has the meaning set forth in Section 3.1.
          “DTC” has the meaning set forth in Section 4.1(c).
          “Effective Date” means the date on which the initial Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.
          “Environmental Laws” has the meaning set forth in Section 3.1(ff).
          “Escrow Agent” has the meaning set forth in Section 2.1(c).
          “Escrow Amount” has the meaning set forth in Section 2.1(c).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
          “FDA” has the meaning set forth in Section 3.1(t).
          “GAAP” means U.S. generally accepted accounting principles, as applied by the Company.
          “Governmental Licenses” has the meaning set forth in Section 3.1(t).
          “Indemnified Liabilities” has the meaning set forth in Section 6.19(a).
          “Indemnitees” has the meaning set forth in Section 6.19(a).
          “Intellectual Property Rights” has the meaning set forth in Section 3.1(v).

          “Irrevocable Transfer Agent Instructions” means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.
          “Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.
          “Lock-Up Agreement” has the meaning set forth in Section 2.2(a)(ix).
          “Material Adverse Effect” means a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Securities or other transactions contemplated by this Agreement, or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with the Transaction Documents.
          “Material Contract” means any contract of the Company that has been filed or was required to have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.
          “New York Courts” means the state and federal courts sitting in the Borough of Manhattan, New York.
          “OFAC” has the meaning set forth in Section 3.1(kk).
          “Outside Date” means the fifth Trading Day following the date of this Agreement.
          “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.
          “Placement Agents” has the meaning set forth in the Recitals.
          “Press Release” has the meaning set forth in Section 4.5.
          “Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Global Market.
          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
          “Purchase Price” means $3.50 per unit.
          “Purchaser” or “Purchasers” has the meaning set forth in the Recitals.
          “Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

          “Registration Rights Agreement” has the meaning set forth in the Recitals.
          “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).
          “Regulation D” has the meaning set forth in the Recitals.
          “Required Approvals” has the meaning set forth in Section 3.1(l).
          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “SEC Reports” has the meaning set forth in Section 3.1(a).
          “Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vii).
          “Securities” has the meaning set forth in the Recitals.
          “Securities Act” has the meaning set forth in the Recitals.
          “Shares” has the meaning set forth in the Recitals.
          “Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or foreign regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).
          “Stock Certificate” has the meaning set forth in Section 2.1(c).
          “Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Shares and the related Warrants purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)” in United States dollars and in immediately available funds.
          “Subsequent Placement” has the meaning set forth in Section 4.10.
          “Subsidiary” means any subsidiary of the Company as set forth on Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.
          “Trading Affiliate” has the meaning set forth in Section 3.2(i).
          “Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over the counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over the counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.
          “Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
          “Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Warrants, the Registration Rights Agreement, and the Irrevocable Transfer Agent Instructions.
          “Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company, with a mailing address of 350 Indiana St., Suite 750, Golden, Colorado 80401 and a facsimile number of (303) 262-0603 or any successor transfer agent for the Company.
          “Treasury” has the meaning set forth in Section 3.2(q).
          “Trigger Date” has the meaning set forth in Section 4.10.
          “Warrants” has the meaning set forth in the Recitals to this Agreement.
          “Warrant Shares” has the meaning set forth in the Recitals.
ARTICLE II.
PURCHASE AND SALE
     2.1 Closing.
          (a) Amount. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of shares of Common Stock equal to the quotient resulting from dividing (i) the Subscription Amount for such Purchaser by (ii) the Purchase Price, rounded down to the nearest whole Share. In addition, each Purchaser shall receive a Warrant to purchase a number of Warrant Shares equal to seventy-five percent (75%) of the number of Shares purchased by such Purchaser, rounded down to the nearest whole Share, as indicated below such Purchaser’s name on the signature page to this Agreement. The Warrants shall have an exercise price equal to $4.20 per Warrant Share subject to adjustment as provided in the Warrants.
          (b) Closing. The Closing of the purchase and sale of the Shares and Warrants shall take place at the offices of Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, New York on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.
          (c) Form of Payment. Except as may otherwise be agreed to among the Company and one or more of the Purchasers, on or prior to the Closing Date, each Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, to a non-interest bearing escrow account established by the Company and the Placement Agents with JPMorgan Chase Bank, N.A. (the “Escrow Agent”) as set forth on Exhibit H hereto (the aggregate amounts received being held in escrow by the Escrow Agent are referred to herein as the “Escrow Amount”). On the Closing Date, (a) the Company and JMP Securities LLC (on behalf of itself and ROTH Capital Partners, LLC) shall instruct the Escrow Agent to deliver, in immediately available funds, the Escrow Amount constituting the aggregate purchase price as follows: (1) to the Placement Agents, the fees and reimbursable expenses payable to the Placement Agents (which fees and expenses shall be set forth in such instructions), (2) the fees to be paid to the Escrow Agent pursuant to the Escrow Agreement dated as of the date hereof by and among the Company, the Escrow Agent and JMP Securities (on behalf of itself and ROTH Capital Partners, LLC) and (3) the balance of the aggregate purchase price to the Company, (b) the Company shall irrevocably instruct the Transfer Agent to deliver to each Purchaser a stock certificate, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Shares such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Number of Shares to be Acquired” (the “Stock Certificate”), within three (3) Trading Days after the Closing and (c) the Company shall deliver to each Purchaser a Warrant, free and clear of all restrictive and other legends (except as expressly provided in Section 4.1(b) hereof), evidencing the number of Warrants such Purchaser is purchasing as is set forth on such Purchaser’s signature page to this Agreement next to the heading “Underlying Shares Subject to Warrant”, within three (3) Trading Days after the Closing.
     2.2 Closing Deliveries. (a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):
               (i) this Agreement, duly executed by the Company;
               (ii) a facsimile copy of the Stock Certificate, free and clear of all restrictive legends (except as provided in Section 4.1(b) hereof), evidencing the Shares subscribed for by such Purchaser hereunder, registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit C-2 hereto, with the original Stock Certificate delivered within three (3) Trading Days of Closing; provided, however that the receipt of such facsimile shall be conditioned on the Company receiving a completed Stock Certificate Questionnaire from such Purchaser no later than one (1) Business Day prior to the Closing Date.
               (iii) a facsimile copy of the Warrant, executed by the Company and registered in the name of such Purchaser as set forth on the Stock Certificate Questionnaire included as Exhibit C-2 hereto, pursuant to which such Purchaser shall have the right to acquire such number of Warrant Shares equal to seventy-five percent (75%) of the number of Shares issuable to such Purchaser pursuant to Section 2.2(a)(ii), rounded down to the nearest whole Share, on the terms set forth therein, with the original Warrant delivered within three (3) Trading Days of Closing; provided, however that the receipt of such facsimile shall be conditioned on the Company receiving a completed Stock Certificate Questionnaire from such Purchaser no later than one (1) Business Day prior to the Closing Date.
               (iv) a legal opinion of Company Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit D, executed by such counsel and addressed to the Purchasers and the Placement Agents;
               (v) the Registration Rights Agreement, duly executed by the Company;
               (vi) duly executed instructions to the Transfer Agent instructing the Transfer Agent to (a) deliver, on an expedited basis, a certificate evidencing a number of Shares equal to such Purchaser’s Subscription Amount divided by the Purchase Price, rounded down to the nearest whole Share, registered in the name of such Purchaser and (b) establish a reserve of shares of Common Stock to be issued upon the exercise of the Warrants in accordance with their terms;
               (vii) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this

Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the certificate of incorporation, as amended, and by-laws of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in the form attached hereto as Exhibit F;
               (viii) the Compliance Certificate referred to in Section 5.1(i);
               (ix) a Lock-Up Agreement, substantially in the form of Exhibit I hereto (the “Lock-Up Agreement”) executed by each person listed on Exhibit J hereto, and each such Lock-Up Agreement shall be in full force and effect on the Closing Date;
               (x) a certificate evidencing the good standing of the Company issued by the Secretary of State of the State of Delaware, as of a date within three (3) Business Days of the Closing Date;
               (xi) a certificate of existence and authorization issued by the Secretary of State of the State of Washington, as of a date within three (3) Business Days of the Closing Date; and
               (xii) a certified copy of the certificate of incorporation, as certified by the Secretary of State (or comparable office) of Delaware, as of a date within three (3) Business Days of the Closing Date.
          (b) On or prior to the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):
               (i) this Agreement, duly executed by such Purchaser;
               (ii) its Subscription Amount, in United States dollars and in immediately available funds, in the amount set forth below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer to the Escrow Account, as set forth on Exhibit H attached hereto;
               (iii) the Registration Rights Agreement, duly executed by such Purchaser;
               (iv) a fully completed and duly executed Selling Stockholder Questionnaire in the form attached as Annex B to the Registration Rights Agreement; and
               (v) a fully completed and duly executed Accredited Investor Questionnaire, satisfactory to the Company, and Stock Certificate Questionnaire in the forms attached hereto as Exhibits C-1 and C-2, respectively.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties of the Company. Except (i) as set forth in the schedules delivered herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules (provided that any information disclosed in the Disclosure

Schedules under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where it is reasonably evident that such item should have been disclosed under such other section number), or (ii) as disclosed in the SEC Reports, the Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers and to the Placement Agents:
          (a) SEC Reports; Disclosure Materials. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”, and the SEC Reports filed on or after January 1, 2010, together with the Disclosure Schedules, being collectively referred to as the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect (including, for this purpose only, any failure to qualify to register the Shares and Warrant Shares for resale on Form S-1 or which would prevent any Purchaser from using Rule 144 to resell any Securities). As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports included in the Disclosure Materials complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports included in the Disclosure Materials, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company is not, and has never been, an issuer subject to Rule 144(i) under the Securities Act. Each of the Material Contracts to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any of its Subsidiaries are subject has been filed as an exhibit, or duly incorporated by reference, to the SEC Reports.
          (b) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires provided by the Purchasers, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents. Assuming the making and the obtaining of the Required Approvals, the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.
          (c) Registration Rights. Other than each of the Purchasers or the parties to that Registration Rights Agreement, dated as of July 6, 2010, by and between the Company and Small Cap Biotech Value, Ltd., which registration statement required to be filed thereby has been filed prior to the date hereof, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.
          (d) Disclosure. The Company confirms that it has not provided, and to the Company’s Knowledge, none of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized the Placement Agents to provide, any Purchaser or its respective agents or counsel with any information that constitutes material, non-public information regarding the Company or its Subsidiaries except (i) insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.5 hereof or (ii) to such Purchaser, prior to such disclosure, that has executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company.
          (e) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, none of the Company, its Subsidiaries nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be (x) integrated with prior offerings by the Company for purposes of any applicable law or regulation or (y) aggregated with prior offerings by the Company in a manner that would require the prior approval of the stockholders of the Company prior to the consummation of the transactions contemplated hereby under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.
          (f) No General Solicitation. The Company has not offered or sold any of the Securities by any form of general solicitation or general advertising.
          (g) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.
          (h) Subsidiaries. Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 sets forth each Subsidiary of the Company as of the Closing Date, showing its jurisdiction of incorporation or organization, and the Company does not have any other Subsidiaries as of the Closing Date.
          (i) Organization and Qualification. The Company and each of its Subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.
          (j) Authorization; Enforcement; Validity. The Transaction Documents have been duly authorized, executed and delivered by the Company, and all action required to be taken by the Company prior to or as of the Closing Date for the consummation by the Company of the transactions contemplated hereby has been duly and validly taken. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies) or, in the case of any indemnification agreement, public policy.
          (k) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, the issuance by the Company of the Securities and the consummation by the Company of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the cases of clauses (i) and (iii) above as would not be reasonably expected to have a Material Adverse Effect.
          (l) Filings, Consents and Approvals. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Transaction Documents, the issuance by the Company of any of the Securities or the consummation of any of the transactions contemplated by the Transaction Documents, except for (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (v) the filings required in accordance with Section 4.5 of this Agreement and (vi) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).
          (m) Issuance of the Securities. The Shares have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens imposed by action or inaction of the Company, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. The Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and, when issued and paid for in accordance with the terms of the Transaction Documents and the Warrants will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights of stockholders. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of such outstanding Warrants, the number of shares of Common Stock issuable upon exercise of such outstanding Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).
          (n) Capitalization. The authorized capital stock of the Company and the shares thereof issued and outstanding were as set forth in the SEC Reports as of the dates reflected therein. All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the SEC Reports and the Transaction Documents, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act. Except as set forth in the SEC Reports, no shares of Common Stock are entitled to preemptive rights and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company, other than as may have been issued or became issuable subsequent to the last filed SEC Report pursuant to the terms of an equity incentive plan maintained by the Company. Except as set forth in the SEC Reports, there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the SEC Reports, the Company is not a party to, any agreement restricting the voting or transfer of any shares of the capital stock of the Company and, to the Company’s Knowledge, no such agreements exist. Except as set forth in the SEC Reports, the offer and sale of all capital stock, convertible or exchangeable securities, rights, warrants or options of the Company issued prior to the Closing Date complied with all applicable federal and state securities laws, and no stockholder has any right of rescission or damages or any “put” or similar right with respect thereto that would have a Material Adverse Effect. Except as set forth in the SEC Reports, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any of the other Transaction Documents or the consummation of the transactions described herein or therein.
          (o) Financial Statements. Except as disclosed in the Disclosure Materials, the financial statements and the related notes thereto of the Company and its consolidated Subsidiaries incorporated by reference or included in the SEC Reports comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods covered thereby, and the other financial information included or incorporated by reference in the SEC Reports has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.
          (p) Material Changes. Since June 30, 2010, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except Common Stock issued in the ordinary course as dividends on outstanding preferred stock or upon the exercise of warrants or issued pursuant to existing Company stock option or upon the exercise of warrants or stock purchase plans or executive and director compensation arrangements disclosed in the SEC Reports. Except for the issuance of the Securities contemplated by the Transaction Documents, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.
          (q) Litigation. Except as described in the SEC Reports, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; no such investigations, actions, suits or proceedings are, to the Company’s Knowledge, threatened or contemplated by any governmental or regulatory authority or threatened by others.
          (r) Employment Matters. No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the Company’s Knowledge, is contemplated or threatened. Neither the Company nor any Subsidiary of the Company has any collective bargaining arrangements or agreements covering any of its employees, except as set forth in the SEC Reports. Except as disclosed in the SEC Reports, no officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, has terminated or, to the Company’s Knowledge, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.
          (s) Compliance. Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
          (t) Regulatory Permits. The Company and each of its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business of the Company as described in the SEC Reports, including without limitation, all such registrations, approvals, certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) or any other federal, state, local or foreign agencies or bodies engaged in the regulation of clinical trials, pharmaceuticals, biologics or biohazardous substances or materials, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and each of its Subsidiaries are in compliance with the requirements of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its Subsidiaries have received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. The Company has no reason to believe that any party granting any such Governmental Licenses is considering limiting, suspending or revoking the same in any material respect. The Company has not failed to submit to the FDA an Investigational New Drug Application for a clinical trial it is conducting or sponsoring, except where such failure would not, singly or in the aggregate, have a Material Adverse Effect; all such submissions were in material compliance with applicable laws when submitted and no material deficiencies have been asserted by the FDA with respect to any such submissions, except any deficiencies which could not, singly or in the aggregate, have a Material Adverse Effect.
          (u) Title to Assets. The Company and its Subsidiaries have good and valid title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property reflected in the financial statements included or incorporated by reference in the SEC Reports that are material to the businesses of the Company and its Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
          (v) Patents and Trademarks. Except as described in the SEC Reports, to the Company’s Knowledge, (i) the Company owns, possesses or has adequate rights to use the Company Intellectual Property Rights (as defined below), (ii) the Company has not received any written notice of any infringement of, or conflict with, any Intellectual Property Rights of any third party, (iii) the Company is not aware of any third party Intellectual Property Rights that would have a Material Adverse Effect on the ability of the Company to make, use or sell its products, (iv) no third party, including any academic or governmental organization, possesses or could obtain rights to the Company Intellectual Property Rights which, if exercised, could enable such party to develop products competitive with those of the Company, and (v) neither the Company nor any of its Subsidiaries is obligated to pay a material royalty, grant a material license, or provide other material consideration to any third party in connection with the Company Intellectual Property Rights. Except as described in the SEC Reports or as would not have a Material Adverse Effect, (x) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of any valid claim of a third-party patent, (y) the Company is not aware of any facts or circumstances that constitute an infringement by the Company of, or conflict with, any non-patented Intellectual Property Rights of any third party, and (z) the Company is not aware of any facts or circumstances that would render any Company Intellectual Property Rights invalid or unenforceable. For purposes of this Agreement, “Intellectual Property Rights” means patents, patent rights, patent applications, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names.
          (w) Insurance. The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are reasonable and prudent to protect the Company and its Subsidiaries and their respective businesses; and neither the Company nor any of its Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

          (x) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, there are no loans, leases, agreements, contracts, royalty agreements, management contracts, service arrangements or other continuing transactions exceeding $120,000 between (a) the Company or any Subsidiary, on the one hand, and (b) any person or entity who would be covered by Item 404(a) of Regulation S-K promulgated under the Securities Act, on the other hand. Except as disclosed in the SEC Reports, there are no outstanding amounts payable to or receivable from, or advances by the Company or any of its Subsidiaries to, and neither the Company nor any of its Subsidiaries is otherwise a creditor of or debtor to, any beneficial owner of more than 5% of the outstanding shares of Common Stock, or any director, employee or affiliate of the Company or any of its Subsidiaries, other than (i) reimbursement for reasonable expenses incurred on behalf of the Company or any of its Subsidiaries or (ii) as part of the normal and customary terms of such persons’ employment or service as a director with the Company or any of its Subsidiaries.
          (y) Internal Accounting Controls. Except as disclosed in its SEC Reports, the Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of the Company’s principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Reports, there are no material weaknesses in the Company’s internal control over financial reporting.
          (z) Sarbanes-Oxley; Disclosure Controls. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications to the extent that the Company is or has been required to comply with the Sarbanes-Oxley Act and such rules. Except as disclosed in the Disclosure Materials, the Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that are reasonably designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Exchange Act, and that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.
          (aa) Certain Fees. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than the Transaction Documents and the engagement letter between JMP Securities LLC and the Company) that would give rise to a valid claim against the Company or any of its Subsidiaries or the Placement Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.
          (bb) Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          (cc) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to the Company’s Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 10 months preceding the Closing Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. As of the Closing Date, the Company is in compliance with all such listing and maintenance requirements.
          (dd) Application of Takeover Protections; Rights Agreements. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their respective obligations or exercising their respective rights under the Transaction Documents (as applicable), including, without limitation, as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.
          (ee) Tax Matters. Except as would not have a Material Adverse Effect, the Company and its Subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof to the extent that such taxes have become due and are not being contested in good faith; and except as otherwise disclosed in the SEC Reports, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets except as would not have a Material Adverse Effect.
          (ff) Environmental Matters. (i) The Company and its Subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received written notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its Subsidiaries, except in the case of each of clauses (ff)(i)(x), (ff)(i)(y) and (ff)(ii)(z) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.
          (gg) Foreign Corrupt Practices. Neither the Company, nor to the Company’s Knowledge, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.
          (hh) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in SEC Reports and is not so disclosed and would have or reasonably be expected to result in a Material Adverse Effect.
          (ii) Regulation M Compliance. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.
          (jj) PFIC. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.
          (kk) OFAC. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, agent, employee or Affiliate is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.
          (ll) FDA. The Company and each of its Subsidiaries have operated and currently are in compliance with all applicable rules and regulations of the FDA or any other federal, state, local or foreign governmental body exercising comparable authority, except where the failure to so operate or be in compliance would not have a Material Adverse Effect. The tests and preclinical and clinical studies conducted by or, to the Company’s Knowledge, on behalf of the Company that are described in the SEC Reports were and, if still pending, are being, conducted in all material respects in accordance with the protocols submitted to the FDA or any foreign government exercising comparable authority, procedures and controls pursuant to, where applicable, accepted professional and scientific standards, and all applicable laws and regulations; the descriptions of the tests and preclinical and clinical studies, and results thereof, conducted by or, to the Company’s Knowledge, on behalf of the Company contained in the SEC Reports are accurate and complete in all material respects; the Company is not aware of any other trials, studies or tests, the results of which reasonably call into question the results described or referred to in the SEC Reports; and the Company has not received any oral or written notice or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension, or clinical hold of any tests or preclinical or clinical studies, or such written notice or correspondence from any Institutional Review Board or comparable authority requiring the termination or suspension of a clinical study, conducted by or on behalf of the Company, which termination, suspension, or clinical hold would reasonably be expected to have a Material Adverse Effect.
          (mm) No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents or any written agreement regarding the confidentiality and use of confidential information.
          (nn) Acknowledgement Regarding Purchasers’ Trading Activity. It is understood and acknowledged by the Company that (i) none of the Purchasers has been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that one or more Purchasers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding and such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of the Transaction Documents.
     3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, severally but not jointly, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:
          (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each Transaction document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.
          (b) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.
          (c) Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares and Warrants and, upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof as principal for its own account and not with a view to, or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum period of time and reserves the right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.
          (d) Purchaser Status. At the time such Purchaser was offered the Shares and Warrants, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act.
          (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or presented at any seminar or any other general advertisement.
          (f) Experience of Such Purchaser. Such Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
          (g) Acknowledgement of Risks.
               (i) Such Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation: (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Securities; (ii) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) such Purchaser may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, such Purchaser could sustain the loss of its entire investment; and (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the public filings made by the Company with the Commission;
               (ii) Such Purchaser is able to bear the economic risk of holding the Securities for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Securities; and
               (iii) Such Purchaser has, in connection with such Purchaser’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, and such Purchaser has, with respect to all matters relating to the Transaction Documents and the offer and sale of the Securities, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to the Placement Agents or counsel to the Company.
          (h) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.
          (i) Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that such Purchaser was first contacted by the Company, the Placement Agents or any other Person regarding the transactions contemplated hereby, neither the Purchaser nor any Affiliate of such Purchaser which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, and (z) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). Notwithstanding the foregoing, in the case of a Purchaser and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement. Other than to other Persons party to this Agreement and to accountants, lawyers and other agents and representatives of each Purchaser that are bound by a duty of confidentiality to such Purchaser and whom such Purchaser has taken reasonable actions to cause them to maintain the confidentiality thereof, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.
          (j) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.
          (k) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. Such Purchaser understands that the Placement Agents have acted solely as the agents of the Company in this placement of the Shares and Warrants and such Purchaser has not relied on the business or legal advice of the Placement Agents or any of their agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.
          (l) Reliance on Exemptions. Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United

States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.
          (m) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
          (n) [Intentionally Omitted].
          (o) Beneficial Ownership. The purchase by such Purchaser of the Shares and Warrants issuable to it at the Closing will not (either with or without aggregating such Securities with the Warrant Shares for which such Purchaser’s Warrants are exercisable) result in such Purchaser (individually or together with any other Person with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the Commission involving the Company’s securities) (when added to any other securities of the Company that it or they then own or have the right to acquire) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that such Closing shall have occurred. Such Purchaser does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of such Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post transaction basis that assumes that each Closing shall have occurred.
          (p) Residency. Such Purchaser’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.
          (q) Anti-Money Laundering Laws. Such Purchaser represents and warrants to, and covenants with, the Company that: (i) such Purchaser is in compliance with Executive Order 13224 and the regulations administered by the U.S. Department of the Treasury (“Treasury”) Office of Foreign Assets Control; (ii) such Purchaser, its parents, subsidiaries, affiliated companies, officers, directors and partners, and to such Purchaser’s knowledge, its shareholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons maintained by Treasury and have not been designated by Treasury as a financial institution of primary money laundering concern subject to special measures under Section 311 of the USA PATRIOT Act, Pub. L. 107-56; (iii) to such Purchaser’s knowledge, the funds to be used to acquire the Securities are not derived from activities that contravene applicable anti-money laundering laws and regulations; (iv) such Purchaser is in compliance with all other applicable anti-money laundering laws and regulations and has implemented anti-money laundering procedures that comply with applicable anti-money laundering laws and regulations, including, as applicable, the requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act, Pub. L. 107-56; and (v) to the best of its knowledge (A) none of the funds to be provided by such Purchaser are being tendered on behalf of a person or entity who has not been identified to such Purchaser, and (B) upon the reasonable request of the Company, such Purchaser agrees to re-certify in writing the representations, warranties and covenants provided in this paragraph.

The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article III and the Transaction Documents.
ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES
     4.1 Transfer Restrictions.
          (a) Compliance with Laws. Notwithstanding any other provision of this Article IV, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the securities may be sold pursuant to such rule) or (iv) in connection with a bona fide pledge (not including the transfer or foreclosure thereon) as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act or applicable state securities laws. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.
          (b) Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 4.1(c):
THE OFFER AND SALE OF THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED] [THE OFFER AND SALE OF THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE

TRANSFEROR SHALL COMPLY WITH THE PROVISIONS [HEREIN], IN THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED [HEREIN], IN THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.
          The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in, some or all of the legended Securities in connection with applicable securities laws, pursuant to a bona fide margin agreement in compliance with a bona fide margin loan. Such a pledge would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion shall be required in connection with a subsequent transfer or foreclosure following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge, but Purchaser shall promptly notify the Company of any such subsequent transfer or foreclosure. Each Purchaser acknowledges that the Company shall not be responsible for any pledges relating to, or the grant of any security interest in, any of the Securities or for any agreement, understanding or arrangement between any Purchaser and its pledgee or secured party. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as such Purchaser may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder. Each Purchaser acknowledges and agrees that, except as otherwise provided in Section 4.1(c), any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).
          (c) Removal of Legends. The legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such legend or any other legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the Effective Date and (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions, the Company shall issue to the Transfer Agent the Irrevocable Transfer Agent Instructions. Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. Following the Effective Date, or at such earlier time as a legend is no longer required for certain Securities, the Company will promptly, following the delivery by a Purchaser to the Company (with written notice to the Company) of (i) a legended certificate representing Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in the form necessary to affect the reissuance and/or transfer) and an opinion of counsel to the extent required by Section 4.1(a) or (ii) an Exercise Notice (as defined in the Warrants) in the manner stated in the Warrants to effect the exercise of such Warrant in accordance with its terms, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c). Certificates for Shares or Warrant Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with DTC as directed by such Purchaser.
          (d) Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in the form of Exhibit E attached hereto (the “Irrevocable Transfer Agent Instructions”) in accordance with Section 4.1(c). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 4.1(d) (or instructions that are consistent therewith) will be given by the Company to the Transfer Agent in connection with this Agreement (other than those instructions contemplated in Section 2.2(a)(vi)), and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 4.1(d) will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that a remedy at law for a breach of its obligations under this Section 4.1(d) will be inadequate and agrees, in the event of a breach by the Company of the provisions of this Section 4.1(d), that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.
          (e) [Intentionally Omitted]
          (f) Buy-In. If by the third (3rd) Trading Day after receipt of all documents necessary for the removal of the legends set forth in Section 4.1(b) (pursuant to Section 4.1(c)) (or the fourth (4th) Trading Day if any part of the necessary documentation is delivered after 5:00 p.m. New York City time) (such date, the “Deadline Date”), the Company has failed to issue to a Purchaser an unlegended certificate, then, in addition to all other remedies available to such Purchaser, if on or after the Trading Day immediately following the Deadline Date, such Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Purchaser anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Company receives such Purchaser’s written request and in such Purchaser’s sole discretion, either (i) pay cash to the Purchaser in an amount equal to such Purchaser’s total purchase price (including brokerage commissions, if any, that are reasonably documented in Purchaser’s written request) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Purchaser a certificate representing such shares of Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock purchased in the Buy-In, times (b) the Closing Bid Price of a share of Common Stock on the Deadline Date.
     4.2 Reservation of Common Stock. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, the number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing (without taking into account any limitations on exercise of the Warrants set forth in the Warrants).
     4.3 Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144, for a period of twelve (12) months from the Closing, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such twelve (12) month period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

     4.4 Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
     4.5 Securities Laws Disclosure; Publicity. By 9:00 A.M., New York City time, on the Trading Day immediately following the date hereof, the Company shall issue a press release (the “Press Release”) reasonably acceptable to JMP Securities LLC disclosing all material terms of the transactions contemplated hereby. On or before 9:00 A.M., New York City time, on the second (2nd) Trading Day immediately following the date hereof, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the form of Warrant and the Registration Rights Agreement)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or an Affiliate of any Purchaser, or include the name of any Purchaser or an Affiliate of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law, request of the Staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this subclause (ii). From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information regarding the Company or its Subsidiaries received from the Company, any Subsidiary or any of their respective officers, directors, employees or agents, that is not disclosed in the Press Release unless a Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. Except as contemplated by the penultimate sentence of Section 3.2(i), each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are required to be publicly disclosed by the Company as described in this Section 4.5, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).
     4.6 Stockholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Securities under the Transaction Documents or under any other written agreement between the Company and the Purchasers; provided, however, that no such Purchaser, directly or indirectly, on its own behalf or as a member of a “group” (as that term is defined in Section 13(d)(3) under the Exchange Act) beneficially owns any equity in the Company prior to its purchase of the Securities hereunder or while it holds or beneficially owns any Securities purchased hereunder.
     4.7 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including this Agreement, or as expressly required by any applicable securities law, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information regarding the Company or its Subsidiaries that constitutes material, non-public information regarding the Company or its Subsidiaries without the express written consent of such Purchaser, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.

The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality with respect to such material, non-public information.
     4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares and Warrants hereunder for working capital and general corporate purposes.
     4.9 Form D; Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company, on or before the Closing Date, shall take such reasonable action as the Company shall determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification).
     4.10 Subsequent Equity Sales. From the date hereof until the later of (i) ninety (90) days following the Closing Date and (ii) thirty (30) days after the Effective Date (such later date, the “Trigger Date”), neither the Company nor any Subsidiary shall directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of the Company’s or any Subsidiary’s equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”); provided, however, the thirty (30) day period set forth in this Section 4.10 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and Warrant Shares. Notwithstanding anything to the contrary contained herein, the foregoing restriction and the requirements of Section 4.11 shall not apply to (a) securities required to be issued pursuant to contractual obligations of the Company in effect as of the date of this Agreement that are set forth on Schedule 4.10, (b) equity securities issued or issuable pursuant to employee benefit or purchase plans in effect as of the date of this Agreement or pursuant to bona fide employee benefit or purchase plans established during the period described in the first sentence of this Section 4.10 or (c) equity securities issued as an “equity kicker” in connection with any direct or indirect non-convertible debt financings, by the Company to a bank or venture fund whose principal business is to lend money by way of non-convertible debt financing (but not to a hedge fund or private equity fund) that is approved by the Board of Directors; provided that the value of the “equity kicker” portion of any such non-convertible debt financing, including warrants, options or other rights to purchase capital stock and other interests convertible into capital stock of the Company, shall not exceed such amounts which are customary in similar transactions and in no event (i) shall such value exceed ten percent (10%) of the value of the non-convertible indebtedness being borrowed, or (ii) the number of shares of Common Stock or securities convertible into or exchangeable for Common Stock issuable pursuant to this clause (c) exceed, in the aggregate, two percent (2.0%) of the shares of Common Stock outstanding as of the date of this Agreement.
     4.11 Additional Issuances of Securities.
          (a) For purposes of this Section 4.11, the following definitions shall apply.
          (i) “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

          (ii) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.
          (b) Subject to the last sentence of this Section 4.11, from the Trigger Date until the first anniversary date of the earlier of (a) the Effective Date whereby all Registrable Securities (as defined in the Registration Rights Agreement) may be freely resold pursuant to a resale registration statement, and (b) the date when all Registrable Securities (as defined in the Registration Rights Agreement) can be sold under Rule 144 without any restriction or limitation and without the requirement to be in compliance with Rule 144(c)(1), the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4.11(b).
          (i) The Company shall deliver to each Purchaser an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Purchasers fifty percent (50%) of the Offered Securities, allocated among such Purchasers (a) based on such Purchaser’s pro rata portion of the aggregate principal amount of Securities purchased hereunder (the “Basic Amount”), and (b) with respect to each Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until the Purchasers shall have an opportunity to subscribe for any remaining Undersubscription Amount.
          (ii) To accept an Offer, in whole or in part, such Purchaser must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after such Purchaser’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Purchaser’s Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Purchaser elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts, then each Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Purchaser bears to the total Basic Amounts of all Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary. Notwithstanding anything to the contrary contained herein, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Purchasers a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day after such Purchaser’s receipt of such new Offer Notice.
          (iii) The Company shall have five (5) Business Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers (the “Refused Securities”)

pursuant to a definitive agreement (the “Subsequent Placement Agreement”) but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice and (ii) to publicly announce (a) the execution of such Subsequent Placement Agreement, and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the Commission on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.
          (iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.11(b)(3) above), then each Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Purchaser elected to purchase pursuant to Section 4.11(b)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to Section 4.11(b)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 4.11(b)(3) above.
          (v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.11(b)(3) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and their respective counsel.
          (vi) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 4.11(b)(3) above may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Agreement.
          (vii) The Company and the Purchasers agree that if any Purchaser elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provisions whereby any Purchaser shall be required to agree to any restrictions in trading as to any securities of the Company owned by such Purchaser prior to such Subsequent Placement, and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement.
          (viii) Notwithstanding anything to the contrary in this Section 4.11 and unless otherwise agreed to by the Purchasers, the Company shall either confirm in writing to the Purchasers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Purchasers will not be in possession of material non-public information, by the tenth

(10th) Business Day following delivery of the Offer Notice. If by the tenth (10th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Purchasers, such transaction shall be deemed to have been abandoned and the Purchasers shall not be deemed to be in possession of any material, non-public information with respect to the Company. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each Purchaser with another Offer Notice and each Purchaser will again have the right of participation set forth in this Section 4.11(b). The Company shall not be permitted to deliver more than one such Offer Notice to the Purchasers in any 60 day period.
     Notwithstanding anything to the contrary herein, the provisions of this Section 4.11 shall not apply to (a) shares of Common Stock sold pursuant to that Common Stock Purchase Agreement, dated as of July 6, 2010, by and between the Company and Small Cap Biotech Value, Ltd. or (b) any other transaction if compliance with this Section 4.11 would (i) violate any applicable securities law or regulations or (ii) require the Company, as a condition to completing such transaction, to obtain the approval of its stockholders pursuant to the rules of any applicable Trading Market; provided that, in determining whether any such violation would occur or stockholder consent requirement be triggered, counsel to one or more of the Purchasers shall be entitled to consult with legal counsel to the Company and representatives of the Commission and/or Trading Market, as appropriate.
     4.12 If the Company is unable to obtain, on or prior to Closing, executed Lock-Up Agreements which include the bracketed language referred to in footnote 1 to the Form of Lock-Up Agreement attached as Exhibit I, from the Persons set forth on Exhibit J, the Company shall use reasonable best efforts to cause the parties to such Lock-Up Agreements to re-execute such agreement with the inclusion of such language.
ARTICLE V.
CONDITIONS PRECEDENT TO CLOSING
     5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Securities. The obligation of each Purchaser to acquire Shares and Warrants at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):
          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.
          (b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.
          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
          (d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.
          (e) Adverse Changes. Since the date hereof, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect.
          (f) Listing. The Nasdaq Global Market shall have approved the listing of additional shares application for the Shares and Warrant Shares.
          (g) No Suspensions of Trading in Common Stock. The Common Stock shall not have been suspended, as of the Closing Date, by the Commission or the Principal Trading Market from trading on the Principal Trading Market nor shall suspension by the Commission or the Principal Trading Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Trading Market or (B) by falling below the minimum listing maintenance requirements of the Principal Trading Market.
          (h) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).
          (i) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit G.
          (j) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18.
     5.2 Conditions Precedent to the Obligations of the Company to sell Securities. The Company’s obligation to sell and issue the Shares and Warrants at the Closing to the Purchasers is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:
          (a) Representations and Warranties. The representations and warranties made by the Purchasers contained herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects) as of the date when made, and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.
          (b) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.
          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
          (d) Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).
          (e) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Section 6.18 herein.
ARTICLE VI.
MISCELLANEOUS
     6.1 Fees and Expenses. The Company shall reimburse Hudson Bay Master Fund Ltd. (a Purchaser) or its designee(s) up to $20,000 in the aggregate for the reasonable costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all reasonable legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith) which amount may be withheld by such Purchaser from its aggregate Purchase Price at the Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Purchaser) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to JMP Securities LLC and ROTH Capital Partners, LLC. The Company shall hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment contemplated by the immediately preceding sentence. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall pay the fees and expenses of their respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party in connection with the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers; provided, that pursuant to Section 6 of the Warrants, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of Warrant Shares or the Warrants in a name other than that of the Purchaser or an Affiliate thereof.
     6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.
     6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section 6.3 prior to 5:00 P.M., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.3 on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, and (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Oncothyreon Inc.
2601 Fourth Avenue, Suite 500
Seattle, WA 98121
Facsimile No.: 206-801-2101
Attention: Chief Executive Officer

With a copy to:	Wilson Sonsini Goodrich & Rosati, P.C.
701 Fifth Avenue, Suite 5100
Seattle, Washington 98104
Facsimile No.: 206-883-2500
Attention: Effie Toshav & Michael Nordtvedt

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;
or such other address as may be designated in writing hereafter, in the same manner, by such Person.
     6.4 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers of at least two-thirds of the Shares purchased as of the Closing Date or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Securities.
     6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.
     6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. Except in the case of a Fundamental Transaction as contemplated in the Warrants, this Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of each Purchaser. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of the Transaction Documents that apply to the “Purchasers.”
     6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except the Placement Agents are intended third party beneficiaries of Section 3.1 hereof.
     6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Document (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such Washington Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     6.9 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.
     6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
     6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
     6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion, from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights, unless such rescission or withdrawal would materially prejudice the Company.
     6.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.
     6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.
     6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
     6.16 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution to all stockholders of the Company payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.
     6.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such

Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsels have chosen to communicate with the Company through Goodwin Procter LLP, counsel to JMP Securities LLC. Each Purchaser acknowledges that Goodwin Procter LLP has rendered legal advice to JMP Securities LLC and not to such Purchaser in connection with the transactions contemplated hereby, and that each such Purchaser has relied for such matters on the advice of its own respective counsel. Each Purchaser also acknowledges that Wilson Sonsini Goodrich & Rosati, P.C. has rendered legal advice to the Company and not such Purchaser. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any Purchaser.
     6.18 Termination. This Agreement may be terminated and the sale and purchase of the Shares and the Warrants abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 P.M., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Section 6.18 shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 6.18 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. In the event of a termination pursuant to this Section 6.18, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section 6.18, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.
     6.19 Indemnification.
          (a) In consideration of each Purchaser’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall indemnify and hold harmless each Purchaser and all of its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all losses, costs, fees, liabilities, damages and expenses, and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company, so long as any stockholder bringing such suit is not an Affiliate of the Purchaser seeking indemnification) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Purchaser or holder of the Securities as an investor in the Company (other than to the extent such action is based upon a breach of such Indemnitee’s representations, warranties or covenants under this Agreement or any agreements or understandings such Indemnitee may have with any such stockholder or any violations by the Indemnitee of state or federal securities laws or any conduct by such Indemnitee which constitutes fraud, gross negligence, willful misconduct or malfeasance). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.
          (b) Promptly after receipt by an Indemnitee of notice of any demand, claim or circumstances which could reasonably be expected to give rise to a claim or the commencement of any action, proceeding (including any governmental action or proceeding) or investigation in respect of which indemnity may be sought such Indemnitee shall deliver to the Company a written notice of the commencement thereof, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnitee, and the Company shall assume the payment of all fees and expenses; provided, however, that an Indemnitee shall have the right to retain its own counsel with fees and expenses of not more than one counsel for all Indemnitees to be paid by the indemnifying party, if, in the reasonable judgment of counsel to such Indemnitee, representation of both the Company and the Indemnitee by the same counsel would be inappropriate due to actual or potential differing interests between them; provided, however, that the Company shall not be responsible for the fees and expenses for more than one counsel for all Indemnitees. Legal counsel referred to in the immediately preceding sentence shall be selected by the Purchasers holding at least a majority of the Securities issued and issuable hereunder. The Indemnitee shall cooperate fully with the Company in connection with any negotiation or defense of any such action or Indemnified Liabilities by the Company and shall furnish to the Company all information reasonably available to the Indemnitee that relates to such action or Indemnified Liabilities. The Company shall keep the Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold or delay its consent. The Company shall not, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement or other compromise which (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liabilities or litigation, (ii) requires any admission of wrongdoing by such Indemnitee, or (iii) obligates or requires an Indemnitee to take, or refrain from taking, any action. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to promptly deliver written notice to the Company of any demand, claim or circumstances which could reasonably be expected to give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought shall not relieve the Company of its obligations to the Indemnitee under this Section 6.19, except to the extent that the Company is prejudiced in its ability to defend such action.
          (c) The indemnification required by this Section 6.19 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.
          (d) The indemnity agreements contained herein shall be in addition to (x) any cause of action or similar right of the Indemnitee against the indemnifying party or others, and (y) any liabilities the indemnifying party may be subject to pursuant to the law.
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     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ONCOTHYREON INC.
By:	/s/ Robert L. Kirkman, M.D.
	Name:	Robert L. Kirkman, M.D.
	Title:	President and Chief Executive Officer

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NAME OF PURCHASER:	Ayer Capital Partners Master Fund, L.P.

By:	/s/ Jay Venkatesan

	Name:	Jay Venkatesan
	Title:	Managing Member

Aggregate Purchase Price (Subscription Amount): $	3,080,245.00

Number of Shares to be Acquired:	880,070

Underlying Shares Subject to Warrant:	660,052

(75 % of the number of Shares to be acquired)

Address for Notice:

230 California St., suite 600

San Francisco, CA 94111

Telephone No.:	415-874-4800

Facsimile No.:	415-520-6826

E-mail Address:	tmg@ayercapital.com

Attention:	Tom Glaser

Delivery Instructions:
(if different than above)

c/o	Morgan Stanley Custody

Street:	901 South Bond Street

City/State/Zip:	Baltimore, MD 21231

Attention:	Alicia Alvez/Deborah Mullin

Telephone No.:	410-534-1582

NAME OF PURCHASER:	Ayer Capital Partners Kestral Fund, LP

By:	/s/ Jay Venkatesan

	Name:	Jay Venkatesan
	Title:	Managing Member

Aggregate Purchase Price (Subscription Amount): $	112,343.00

Number of Shares to be Acquired:	32,098

Underlying Shares Subject to Warrant:	24,073

(75 % of the number of Shares to be acquired)

Address for Notice:

230 California St., suite 600

San Francisco, CA 94111

Telephone No.:	415-874-4800

Facsimile No.:	415-520-6826

E-mail Address:	tmg@ayercapital.com

Attention:	Tom Glaser

Delivery Instructions:
(if different than above)

c/o	Morgan Stanley Custody

Street:	901 South Bond Street

City/State/Zip:	Baltimore, MD 21231

Attention:	Alicia Alvez/Deborah Mullin

Telephone No.:	410-534-1582

NAME OF PURCHASER:	Capital Ventures International

By: Heights Capital Management, Inc., its authorized agent

By:	/s/ Martin Kobinger

	Name:	Martin Kobinger
	Title:	Investment Manager

Aggregate Purchase Price (Subscription Amount): $	1,800,050.00

Number of Shares to be Acquired:	514,300

Underlying Shares Subject to Warrant:	385,725

(75 % of the number of Shares to be acquired)

Address for Notice:

c/o Heights Capital Management

101 California Street, Suite 3250

San Francisco, CA 94111

Telephone No.:	415-403-6500

Facsimile No.:	415-403-6525

E-mail Address:	winer@sig.com and kobinger@sig.com

Attention:	Sam Winer

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Cowen Overseas Investment LP

By:	/s/ Jeffrey C. Smith

	Name:	Jeffrey C. Smith
	Title:	Authorized Signatory

Aggregate Purchase Price (Subscription Amount): $	999,999.00

Number of Shares to be Acquired:	285,714

Underlying Shares Subject to Warrant:	214,285

(75 % of the number of Shares to be acquired)

Address for Notice:

Ramius — c/o Andrew Cohen

599 Lexington Ave

New York, NY 10022

Telephone No.:	212-201-4860

Facsimile No.:	212-845-7995

E-mail Address:	acohen@ramius.com

Attention:	Andrew Cohen

Delivery Instructions:
(if different than above)

c/o	BNP Paribas Prime Brokerage

Street:	787 Seventh Avenue, 8th Floor

City/State/Zip:	New York, NY 10019

Attention:	Tom Fitzgerald

Telephone No.:	212-471-6931

NAME OF PURCHASER:	Cranshire Capital LP

By:	/s/ Keith A. Goodman

	Name:	Keith A. Goodman
	Title:	COO — Downsview Capital, Inc., The General Partner

Aggregate Purchase Price (Subscription Amount): $	1,439,994.50

Number of Shares to be Acquired:	411,427

Underlying Shares Subject to Warrant:	308,570

(75 % of the number of Shares to be acquired)

Address for Notice:

Cranshire Capital, L.P.

3100 Dundee Road, Ste. 703

Northbrook, IL 60062

Telephone No.:	847-562-9030

Facsimile No.:	847-562-9031

E-mail Address:	kgoodman@cranshirecapital.com and

mkopin@cranshirecapital.com

Attention:	Keith Goodman / Mitchell Kopin

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	DAFNA LifeSciente Ltd

By:	/s/ Fariba Ghodsian

	Name:	Fariba Ghodsian
	Title:	Managing Member

Aggregate Purchase Price (Subscription Amount): $	124,999.00

Number of Shares to be Acquired:	35,714

Underlying Shares Subject to Warrant:	26,785

(75 % of the number of Shares to be acquired)

Address for Notice:

10990 Wilshire Boulevard, Suite 1400

Los Angeles, CA 90024

Telephone No.:	310-954-3200

Facsimile No.:	310-445-6594

E-mail Address:	fghodsian@dafnacapital.com

Attention:	Fariba Ghodsian

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	DAFNA LifeScience Market Neutral Ltd

By:	/s/ Fariba Ghodsian

	Name:	Fariba Ghodsian
	Title:	Managing Member

Aggregate Purchase Price (Subscription Amount): $	95,000.50

Number of Shares to be Acquired:	27,143

Underlying Shares Subject to Warrant:	20,357

(75 % of the number of Shares to be acquired)

Address for Notice:

10990 Wilshire Boulevard, Suite 1400

Los Angeles, CA 90024

Telephone No.:	310-954-3200

Facsimile No.:	310-445-6594

E-mail Address:	fghodsian@dafnacapital.com

Attention:	Fariba Ghodsian

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	DAFNA LifeScience Select Ltd

By:	/s/ Fariba Ghodsian

	Name:	Fariba Ghodsian
	Title:	Managing Member

Aggregate Purchase Price (Subscription Amount): $	280,000.00

Number of Shares to be Acquired:	80,000

Underlying Shares Subject to Warrant:	60,000

(75 % of the number of Shares to be acquired)

Address for Notice:

10990 Wilshire Boulevard, Suite 1400

Los Angeles, CA 90024

Telephone No.:	310-954-3200

Facsimile No.:	310-445-6594

E-mail Address:	fghodsian@dafnacapital.com

Attention:	Fariba Ghodsian

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Empery Asset Master, LTD

By: Empery Asset Management, LP, its authorized agent

By:	/s/ Ryan M. Lane

	Name:	Ryan M. Lane
	Title:	Managing Member of the GP

Aggregate Purchase Price (Subscription Amount): $	499,999.50

Number of Shares to be Acquired:	142,857

Underlying Shares Subject to Warrant:	107,142

(75 % of the number of Shares to be acquired)

Address for Notice:

120 Broadway, Suite 1019

New York, NY 10271

Telephone No.:	212-608-3300

Facsimile No.:	212-608-3307

E-mail Address:	notices@emperyam.com

Attention:	Ryan Lane

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Epworth — Ayer Capital

By:	/s/ Jay Venkatsan

	Name:	Jay Venkatsan
	Title:	Managing Member of Investment Advisor

Aggregate Purchase Price (Subscription Amount):	$307,412.00

Number of Shares to be Acquired:	87,832

Underlying Shares Subject to Warrant:	65,874

(75 % of the number of Shares to be acquired)

Address for Notice:

230 California St., suite 600

San Francisco, CA 94111

Telephone No.:	415-874-4800

Facsimile No.:	415-520-6826

E-mail Address:	tmg@ayercapital.com

Attention:	Tom Glaser

Delivery Instructions:
(if different than above)

c/o	Morgan Stanley Custody

Street:	901 South Bond Street

City/State/Zip:	Baltimore, MD 21231

Attention:	Alicia Alvez/Deborah Mullin

Telephone No.:	410-534-1582

NAME OF PURCHASER:	Freestone Advantage Partners, LP

By:	/s/ Keith Goodman

	Name:	Keith Goodman
	Title:	Manager

Aggregate Purchase Price (Subscription Amount): $	60,004.00

Number of Shares to be Acquired:	17,144

Underlying Shares Subject to Warrant:	12,858

(75 % of the number of Shares to be acquired)

Address for Notice:

3100 Dundee #703

Northbrook, IL 60062

Telephone No.:	847-562-9030

Facsimile No.:	847-562-9031

E-mail Address:	kgoodman@cranshirecapital.com and

mkopin@cranshirecapital.com

Attention:	Keith Goodman and Mitchell Kopin

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Hartz Capital Investments, LLC

By: Empery Asset Management, LP, its authorized agent

By:	/s/ Ryan M. Lane

	Name:	Ryan M. Lane
	Title:	Managing Member of the GP

Aggregate Purchase Price (Subscription Amount): $	499,999.50

Number of Shares to be Acquired:	142,857

Underlying Shares Subject to Warrant:	107,142

(75 % of the number of Shares to be acquired)
Address for Notice:

120 Broadway, Suite 1019

New York, NY 10271

Telephone No.:	212-608-3300

Facsimile No.:	212-608-3307

E-mail Address:	notices@emperyam.com

Attention:	Ryan Lane

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Hudson Bay Master Fund

By:	/s/ Yoav Roth

	Name:	Yoav Roth
	Title:	Authorized signatory

Aggregate Purchase Price (Subscription Amount): $	2,000,001.50

Number of Shares to be Acquired:	571,429

Underlying Shares Subject to Warrant:	428,571

(75 % of the number of Shares to be acquired)

Address for Notice:

Hudson Bay Capital

120 Broadway 40th Floor

New York, NY 10271

Telephone No.:	212-571-1244

Facsimile No.:	212-571-1279

E-mail Address:	investments@hudsonbaycapital.com

Attention:	Yoav Roth

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Iroquois Master Fund Ltd

By:	/s/ Joshua Silverman

	Name:	Joshua Silverman
	Title:	Authorized signatory

Aggregate Purchase Price (Subscription Amount):$	1,499,998.50

Number of Shares to be Acquired:	428,571

Underlying Shares Subject to Warrant:	321,428

(75 % of the number of Shares to be acquired)

Address for Notice:

641 Lexington Ave, 26th Floor

New York, NY 10022

Telephone No.:	212-974-3070

Facsimile No.:	212-207-3452

E-mail Address:	jsilverman@icfund.com

Attention:	Josh Silverman

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Kingsbrook Opportunities Master Fund LP

By:	/s/ Scott M. Wallace

	Name:	Scott M. Wallace
	Title:	Managing Member

Aggregate Purchase Price (Subscription Amount): $	999,999.00

Number of Shares to be Acquired:	285,714

Underlying Shares Subject to Warrant:	214,285

(75 % of the number of Shares to be acquired)

Address for Notice:

c/o Kingsbrook Partners LP

590 Madison Avenue, 27th Floor

New York, NY 10022

Telephone No.:	212-600-8240

Facsimile No.:	212-600-8290

E-mail Address:	investments@kingsbrookpartners.com and

operations@kingsbrookpartners.com

Attention:	Ari J. Storch / Adam J. Chill

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Straus Partners, L.P.

By:	/s/ Ravinder Holder

	Name:	Ravinder Holder
	Title:	Partner

Aggregate Purchase Price (Subscription Amount): $	525,000.00

Number of Shares to be Acquired:	150,000

Underlying Shares Subject to Warrant:	112,500

(75 % of the number of Shares to be acquired)

Address for Notice:

767 Third Avenue

21st Floor

New York, NY 10017

Telephone No.:	212-676-5640

Facsimile No.:	212-676-5649

E-mail Address:	amarks@strauspartners.com

Attention:	Andrew Marks

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

NAME OF PURCHASER:	Straus Healthcare Partners, L.P.

By:	/s/ Ravinder Holder

	Name:	Ravinder Holder
	Title:	Partner

Aggregate Purchase Price (Subscription Amount): $	525,000.00

Number of Shares to be Acquired:	150,000

Underlying Shares Subject to Warrant:	112,500

(75 % of the number of Shares to be acquired)

Address for Notice:

767 Third Avenue

21st Floor

New York, NY 10017

Telephone No.:	212-676-5640

Facsimile No.:	212-676-5649

E-mail Address:	amarks@strauspartners.com

Attention:	Andrew Marks

Delivery Instructions:
(if different than above)

c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

EXHIBITS:

A:	Form of Warrant

B:	Form of Registration Rights Agreement

C-1:	Accredited Investor Questionnaire

C-2:	Stock Certificate Questionnaire

D:	Form of Opinion of Company Counsel

E:	Form of Irrevocable Transfer Agent Instructions

F:	Form of Secretary’s Certificate

G:	Form of Officer’s Certificate

H:	Wire Instructions

I:	Form of Lock-Up Agreement

J:	List of Directors and Executive Officers Executing Lock-Up Agreements

EXHIBIT A
FORM OF WARRANT
[See Exhibit 4.2]

EXHIBIT B
FORM OF REGISTRATION RIGHTS AGREEMENT
[See Exhibit 4.1]

INSTRUCTION SHEET
(to be read in conjunction with the entire Securities Purchase Agreement and Registration Rights Agreement)
A.	Complete the following items in the Securities Purchase Agreement and/or Registration Rights Agreement:
1.	Provide the information regarding the Purchaser requested on the signature page. The Securities Purchase Agreement and the Registration Rights Agreement must be executed by an individual authorized to bind the Purchaser.

2.	Exhibit C-1 — Accredited Investor Questionnaire:

Provide the information requested by the Accredited Investor Questionnaire

3.	Exhibit C-2 Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire

4.	Annex B to the Registration Rights Agreement — Selling Securityholder Notice and Questionnaire

Provide the information requested by the Selling Securityholder Notice and Questionnaire

5.	Return the signed Securities Purchase Agreement and Registration Rights Agreement to:
Denny Chu
JMP Securities LLC
600 Montgomery Street
Suite 1100
San Francisco, California 94111
Tel: 415-835-8908
Fax: 415-835-8920
Email: dchu@jmpsecurities.com
B.	Instructions regarding the transfer of funds for the purchase of Shares and Warrants are set forth on Exhibit H to the Securities Purchase Agreement.

EXHIBIT C-1
ACCREDITED INVESTOR QUESTIONNAIRE
(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)
To: Oncothyreon Inc.
This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.0001 per share, and shares of common stock that may be issued upon exercise of certain warrants (collectively, the “Securities”), of Oncothyreon Inc., a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.
This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.
PART A. BACKGROUND INFORMATION
Name of Beneficial Owner of the Securities:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)
Telephone Number: (___)
If a corporation, partnership, limited liability company, trust or other entity:
Type of entity:

State of formation:	Approximate Date of formation:
Were you formed for the purpose of investing in the securities being offered?
     Yes ☐          No ☐

If an individual:

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)
Telephone Number: (___)

Age:	Citizenship:	Where registered to vote:
Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:
Are you a director or executive officer of the Corporation?
     Yes  ☐               No ☐
Social Security or Taxpayer Identification No.
PART B. ACCREDITED INVESTOR QUESTIONNAIRE
     In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Securities of the Company.
__ (1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

__ (2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

__ (3)	An insurance company as defined in Section 2(13) of the Securities Act;

__ (4)	An investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act;

__ (5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

__ (6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

__ (7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

__ (8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

__ (9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

__ (10)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

__ (11)	A natural person whose individual net worth, or joint net worth with that person’s spouse (in each case, excluding the value of such person’s primary residence), at the time of his purchase exceeds $1,000,000;

__ (12)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

__ (13)	An executive officer or director of the Company;

__ (14)	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.
A. FOR EXECUTION BY AN INDIVIDUAL:

___________________________________	By
Date		Print Name:

B. FOR EXECUTION BY AN ENTITY:

Entity Name:
___________________________________	By
Date		Print Name:
Title:

C. ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

___________________________________	By
Date		Print Name:
Title:

Entity Name:

___________________________________	By
Date		Print Name:
Title:

EXHIBIT C-2
STOCK CERTIFICATE QUESTIONNAIRE
     Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

1.	The exact name that the Securities are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:
2.	The relationship between the Purchaser of the Securities and the Registered Holder listed in response to Item 1 above:
3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:
4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

EXHIBIT D
FORM OF OPINION OF COMPANY COUNSEL
SUBJECT TO SUCH ASSUMPTIONS AND QUALIFICATIONS AS ARE CUSTOMARY FOR
OPINIONS OF THIS TYPE
1.	The Company is a corporation duly incorporated and validly existing as a corporation under the laws of the State of Delaware and is in good standing under such laws. The Company has requisite corporate power to own, lease and operate its properties and assets, and to conduct its business as described in the Disclosure Materials and to carry out and perform its obligations pursuant to the Transaction Documents. The Company is qualified to do business as a foreign corporation in the State of Washington.
2.	The authorized capital stock of the Company consists of ______________ shares of common stock, par value $0.0001 per share, ___________ shares of preferred stock, par value $0.0001 per share, and ______________ shares of Class UA preferred stock, no par value per share.
3.	The Shares delivered on the date hereof have been duly authorized and are validly issued, fully paid and non-assessable. The Warrant Shares issuable upon exercise of the Warrants based on the exercise price in effect on the date hereof have been duly authorized and reserved for issuance and, when issued and delivered upon exercise by a holder in accordance with the provisions of the Warrants, will be duly authorized, validly issued, fully paid and non-assessable.
4.	Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.
5.	The execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations pursuant thereto, and the issuance and sale of the Securities being delivered on the date hereof pursuant to the Transaction Documents do not violate any provision of (i) the Certificate of Incorporation or the bylaws of the Company; (ii) any U.S. federal or Washington state law known to us to be customarily applicable to transactions of the nature contemplated in the Transaction Documents; or (iii) the General Corporation Law of the State of Delaware.
6.	The execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations pursuant thereto, and the issuance and sale of the Securities being delivered on the date hereof pursuant to the Transaction Documents do not breach or constitute a default under any Reviewed Agreement or violate any Reviewed Judgment. [Exhibits to opinion to set forth Reviewed Judgments and Reviewed Agreements]
7.	No consent, approval, authorization of, or designation, declaration or filing with any governmental authority on the part of the Company is required for the valid execution and delivery of the Transaction Documents or the issuance and sale of the Securities, except (i) such as may have been obtained or made under the Securities Act or the Exchange Act, (ii) those that have been made under the rules of The NASDAQ Stock Market LLC, (iii) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under applicable state securities or Blue Sky laws in connection with the purchase and distribution of the Securities, and (iv) as may be expressly contemplated by the Transaction Documents.

8.	No registration of the Securities under the Securities Act is required for the offer and sale of the Securities to the Purchasers in the manner contemplated by the Agreement, it being understood that no opinion is expressed as to any subsequent resale of the Securities.
9.	Except as disclosed in the SEC Reports or otherwise expressly waived in writing, there are no contracts, agreements or understandings known to us between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

EXHIBIT E
FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
As of _________, ____
Computershare Trust Company, N.A.
350 Indiana St., Suite 750
Golden, Colorado 80401
Attn: _________________
Ladies and Gentlemen:
     Reference is made to that certain Securities Purchase Agreement, dated as of _____________, ___ (the “Agreement”), by and among Oncothyreon Inc., a Delaware corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders shares (the "Shares”) of Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), and warrants (the “Warrants”), which are exercisable into shares of Common Stock.
     This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any:
          (i) to issue, from the share reserve established for the Warrants pursuant to the instruction letter of the Company dated September [     ], 2010, certificates representing shares of Common Stock at any time after a registration statement covering resales of the Shares and the Warrant Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) or upon transfer or resale of the Shares; and
          (ii) to issue shares of Common Stock upon the exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Annex I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon together with indication of receipt of the exercise price therefor.
     You acknowledge and agree that so long as you have received (a) written confirmation from the Company with respect to clause (1) below or the Company’s legal counsel with respect to clause (2) below that either (1) a registration statement covering resales of the Shares and the Warrant Shares has been declared and remains effective by the Commission under the Securities, or (2) the Shares and the Warrant Shares have been sold in conformity with Rule 144 under the Securities Act (“Rule 144”) or are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, promptly upon your receipt of (i) original certificates representing the Shares (endorsed or with stock powers attached, signatures guaranteed) or (ii) a notice of transfer of Shares (along with the applicable Shares, endorsed or with stock powers attached, signatures guaranteed) or the Exercise Notice, you shall issue the certificates representing or issue to such Holder or transferee by electronic delivery at the applicable balance account at the Depository Trust Company the Shares and/or the Warrant Shares, as the case may be, registered in the names of such Holders or transferees, as the case may be, and such certificates shall not bear any legend restricting transfer of the Shares or the Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Shares and Warrant Shares are not registered for resale under the Securities Act or able to be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions, then the certificates for such Shares and/or Warrant Shares shall bear the following legend:
THE OFFER AND SALE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFERORS SHALL COMPLY WITH THE PROVISIONS IN THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED IN THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.
     A form of written confirmation from the Company that a registration statement covering resales of the Shares and the Warrant Shares has been declared effective by the Commission under the Securities Act is attached hereto as Annex II.
     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours, ONCOTHYREON INC.
By:
Name:
Title:

Acknowledged and Agreed: COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name:
Title:

Date: _________________, ______

Annex I
FORM OF EXERCISE NOTICE
[To be executed by the Holder to purchase shares of Common Stock under the Warrant]
Ladies and Gentlemen:
(1) The undersigned is the Holder of Warrant No. __________ (the “Warrant”) issued by Oncothyreon Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.
(2) The undersigned hereby exercises its right to purchase __________ Warrant Shares pursuant to the Warrant.
(3) The Holder intends that payment of the Exercise Price shall be made as (check one):
☐     Cash Exercise
☐     “Cashless Exercise” under Section 10 of the Warrant
(4) If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $___________ in immediately available funds to the Company in accordance with the terms of the Warrant.
(5) Pursuant to this Exercise Notice, the Company shall deliver to the Holder Warrant Shares determined in accordance with the terms of the Warrant.
(6) By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of the Warrant to which this notice relates.
Dated:

Name of Holder:

By:
Name:
Title:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

ACKNOWLEDGEMENT
     The Company hereby acknowledges this Exercise Notice and receipt of the appropriate exercise price and hereby directs Computershare Trust Company, N.A. to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated __________, ____, from the Company and acknowledged and agreed to by Computershare Trust Company, N.A.

ONCOTHYREON INC.
By:
Name:
Title:

Annex II
FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT
Computershare Trust Company, N.A.
350 Indiana St., Suite 750
Golden, Colorado 80401
Attn: _________________
     Re: Oncothyreon Inc.
Ladies and Gentlemen:
     Reference is hereby made to that certain Securities Purchase Agreement, dated as of September __, 2010, entered into by and among Oncothyreon Inc., a Delaware corporation (the “Company”), and the purchasers named therein (collectively, the “Purchasers”) pursuant to which the Company issued to the Purchasers shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and warrants exercisable for shares of Common Stock (the “Warrants”). Pursuant to that certain Registration Rights Agreement of even date, the Company agreed to register the resale of the Common Stock, including the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Registrable Securities”), under the Securities Act of 1933, as amended (the "Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on __________, ____, the Company filed a Registration Statement on Form S-1 (File No. 333-________) (the “Registration Statement”) with the Securities and Exchange Commission (the "Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling stockholder thereunder.
     In connection with the foregoing, we advise you that the Commission has entered an order declaring the Registration Statement effective under the Securities Act at ____ [a.m.][p.m.] on __________, ____, and we have no knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.
     This letter shall serve as our standing notice to you that the Common Stock may be freely transferred by the Purchasers pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Purchasers or the transferees of the Purchasers, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated __________, ____, provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities. This letter shall serve as our standing instructions with regard to this matter.

Very truly yours, Oncothyreon Inc.
By:

EXHIBIT F
FORM OF SECRETARY’S CERTIFICATE
September [__], 2010
     The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Oncothyreon Inc., a Delaware corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of September [__], 2010, by and among the Company and the investors party thereto (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.
     1. Attached hereto as Exhibit A are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of the Company at a meeting held on [___________] and the resolutions duly adopted by the duly authorized Committee of the Board of Directors of the Company at a meeting held on [___________]. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.
     2. Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.
     3. Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.
     4. Each person listed on Exhibit D has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name on Exhibit D is such person’s genuine signature.
[Signature Page Follows]

     IN WITNESS WHEREOF, I have signed my name as of the date first above written.

By:
	Name:	Shashi Karan
	Title:	Secretary

     I, Robert L. Kirkman, President and Chief Executive Officer, hereby certify that Shashi Karan is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

By:
	Name:	Robert L. Kirkman
	Title:	President and Chief Executive Officer
Signature Page to Secretary’s Certificate

EXHIBIT A
Resolutions

EXHIBIT B
Certificate of Incorporation

EXHIBIT C
Bylaws

EXHIBIT D
Officer Signatures

Name	Position	Signature

Robert L. Kirkman	President and Chief Executive Officer

Julie M. Eastland	Chief Financial Officer

EXHIBIT G
FORM OF OFFICER’S CERTIFICATE
September [__], 2010
     The undersigned, the President and Chief Executive Officer of Oncothyreon Inc., a Delaware corporation (the “Company”), pursuant to Section 5.1(i) of the Securities Purchase Agreement, dated as of September [__], 2010 by and among the Company and the investors signatory thereto (the “Securities Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):
1.	The representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case, such representations and warranties shall be true and correct in all respects) as of the date when made and as of the date hereof, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

2.	The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the date hereof.
[Signature Page Follows]

     IN WITNESS WHEREOF, I have signed my name as of the date first above written.

By:
	Name:	Robert L. Kirkman
	Title:	President and Chief Executive Officer

Signature Page to Officer’s Certificate

EXHIBIT H
WIRE INSTRUCTIONS
JPMorgan Chase Bank
ABA #021000021
Account Name: Oncothyreon Inc. Subscription Escrow

EXHIBIT I
FORM OF LOCK-UP AGREEMENT
_____________, _____

JMP Securities LLC
ROTH Capital Partners, LLC
c/o JMP Securities LLC
600 Montgomery Street
Suite 100
San Francisco, California 94111
Re:	Private Placement of Securities
Ladies and Gentlemen:
     The undersigned understands that JMP Securities LLC and ROTH Capital Partners, LLC propose to act as the exclusive placement agents (the “Placement Agents”), for Oncothyreon Inc., a Delaware corporation (the “Company”), in connection with a proposed private placement (the “Offering”) of shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”) and warrants to purchase Common Stock (the “Warrants” and together with the Shares, the “Securities”), of the Company.
     In order to induce the Placement Agents to continue their efforts in connection with the Offering, the undersigned hereby agrees that for a period (the “Lock-Up Period”) from the date hereof until the later of (i) ninety (90) days following the closing date of the Offering and (ii) thirty (30) days following the date of effectiveness of the registration statement registering the resale of the Shares and shares of Common Stock issuable upon exercise of the Warrants filed by the Company with the Securities and Exchange Commission in connection with such Offering, the undersigned will not, without the prior written consent of JMP Securities LLC, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock, or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (such securities, “Convertible Securities”), (2) enter into any swap or other derivative transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or other securities, in cash or otherwise; provided, however, that the obligations under this letter agreement (the “Lock-Up Agreement”) shall not apply to any Securities acquired in connection with the Offering.
     Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) with the prior written consent of the Placement Agents, (iv) effected pursuant to any exchange of “underwater” options with the Company, (v) to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent or (vi) to a spouse, former spouse, child or other dependent pursuant to a domestic relations order or pursuant to a settlement agreement in connection with a domestic relations matter, [provided that, other than with respect to such a transfer done pursuant to a court order, the assignee or transferee thereof agrees to be bound in writing by the restrictions set forth herein,]1 (b) the acquisition or exercise of an option or warrant to purchase shares of Common Stock (or any Convertible Securities), including the sale of a portion of stock to be issued in connection with such exercise to finance a “cashless” exercise, provided that any such shares issued upon exercise of such option or warrant (or any Convertible Securities) shall continue to be subject to the applicable provisions of this Lock-Up Agreement, (c) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) (a “10b5-1 Plan”) that was in effect prior to the date hereof, (d) the entry into a 10b5-1 Plan, provided that no sales of the Company’s securities may be effected until after the expiration of the Lock-Up Period, or (e) the disposition of shares of Common Stock (or Convertible Securities) to satisfy any tax withholding obligations upon the vesting of shares of restricted Common Stock (or any Convertible Securities) held by the undersigned. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. None of the restrictions set forth in this Lock-Up Agreement shall apply to Common Stock or Convertible Securities acquired in open market transactions. In addition, if the undersigned is a partnership, limited liability company, trust, corporation or similar entity, it may distribute the Common Stock or Convertible Securities to its partners, members or stockholders; provided, however, that in each such case, prior to any such transfer, each transferee shall execute a duplicate form of this Lock-Up Agreement or execute an agreement, reasonably satisfactory to JMP Securities LLC, pursuant to which each transferee shall agree to receive and hold such Common Stock or Convertible Securities subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof.
     The undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of securities of the Company held by the undersigned during the Lock-Up Period (as may have been extended pursuant hereto), except in compliance with this Lock-Up Agreement.
     This Lock-Up Agreement shall automatically terminate and the undersigned shall be released from all obligations under this Lock-Up Agreement upon the earliest of (i) the date that is thirty (30) days after the date hereof, if the Offering is not consummated by such date, and (ii) the termination of the Securities Purchase Agreement (the “Purchase Agreement”) prior to payment for and delivery of the Securities to be sold thereunder.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement is irrevocable. The undersigned agrees that Purchasers of the Securities in the Offering shall be intended third-party beneficiaries of the undersigned’s obligations under this Lock-Up Agreement.
     This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,
Print Name:

Print Title:

Signature:

[1]	The Company shall use reasonable best efforts to cause the parties to this agreement to re-execute this agreement with the inclusion of the bracketed language set forth above either on or prior to Closing or as soon as practicable post-Closing.

EXHIBIT J
LIST OF DIRECTORS AND EXECUTIVE OFFICERS
EXECUTING LOCK-UP AGREEMENTS
Richard Jackson
W. Vickery Stoughton
Daniel Spiegelman
Douglas Williams
Robert Kirkman
Julia Eastland
Gary Christianson
Shashi Karan
Diana Hausman
Scott Peterson

SCHEDULE 4.10
•	337,024 shares of the Company’s common stock are issuable upon the exercise of warrants issued in December 2006

•	2,817,744 shares of the Company’s common stock are issuable upon the exercise of warrants issued in May 2009 (the number of shares issuable upon exercise is subject to adjustment upon the occurrence of certain Dilutive Issuances (as defined in the warrants))

•	684,150 shares of the Company’s common stock are issuable upon the exercise of warrants issued in August 2009

•	1,876,766 shares of the Company’s common stock are issuable upon the exercise of outstanding options issued pursuant to the Company’s Amended and Restated Share Option Plan

•	226,696 shares of the Company’s common stock are issuable upon vesting of outstanding restricted share units issued pursuant to the Company’s Amended and Restated Restricted Share Unit Plan

•	An indeterminable number of shares of the Company’s common stock are issuable to participants in the Company’s 2010 Employee Stock Purchase Plan, subject to an aggregate cap of 900,000 shares